FORM OF NOTICE OF GUARANTEED DELIVERY

                                                                    EXHIBIT 99.2

                             SMITHFIELD FOODS, INC.

                                 EXCHANGE OFFER
                              TO HOLDERS OF THEIR
                   7 5/8% SENIOR SUBORDINATED NOTES DUE 2008

                         NOTICE OF GUARANTEED DELIVERY

         As set forth in the Prospectus dated ______, 1998 (the "Prospectus") of Smithfield Foods, Inc. (the "Issuer") under "The Exchange Offer--How To Tender" and in the Letter of Transmittal for 7 5/8% Senior Subordinated Notes due 2008 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if:
(i) certificates for the above-referenced Notes (the "Senior Subordinated Notes") are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

               [TO:SUNTRUST BANK, ATLANTA (THE "EXCHANGE AGENT")

                                 By Facsimile:
                                 (404) 332-3966
                        on/after June 8 - (404)240-2030

                        (For Eligible Institutions Only)

                             Confirm by telephone:
                (404)588-7191 (on/after June 8 - (404)240-1932)
                        By Registered or Certified Mail:

                             SunTrust Bank, Atlanta
                        (Address Prior to June 8, 1998)
                         58 Edgewood, Room 400 - Annex
                             Atlanta, Georgia 30303
                        (Address On/after June 8, 1998)
                               3495 Piedmont Road
                            Building 10 - Suite 810
                             Atlanta, Georgia 30305




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                             Attention: Ron Painter

                          By Hand/Overnight Delivery:

                             SunTrust Bank, Atlanta
                        (Address Prior to June 8, 1998)
                         58 Edgewood, Room 400 - Annex
                             Atlanta, Georgia 30303
                           (Address On/after June 8, 1998)
                               3495 Piedmont Road
                            Building 10 - Suite 810
                             Atlanta, Georgia 30305

                             Attention: Ron Painter

    For Information Call: [Phone No.] Prior to June 8, 1998 - (404)588-7191
                      on/after June 8, 1998 (404)240-1932

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Senior Subordinated Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                        Sign Here

Principal Amount of Senior

 Subordinated Notes Tendered* _______   Signature(s) ________________________

                                        _____________________________________

                                        Please Print the Following Information

Certificate Nos. (if available) _____

                                        Name(s) ____________________________

Total Principal Amount Represented      ____________________________________
 by Senior Subordinated Notes
 Certificate(s) _____________________   Address ____________________________

                                        ____________________________________

                                        Area Code and Tel. No(s). __________

                                        ____________________________________
Account Number ____________________

Dated: ________________________, 1998

_____________
*Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

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         The undersigned, an Eligible Institution within the meaning of Rule
17(A) (d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                 __________________________________
                                             Name of Firm

                                 __________________________________
                                          Authorized Signature

                                 __________________________________
                                   Number and Street or P.O. Box

                                 __________________________________
                                 City            State    Zip Code

                                 __________________________________
                                       Area Code and Tel. No.

Dated: _____________________, 1998


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